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                                                                    EXHIBIT 10.2


                             AMENDMENT NUMBER ONE TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT, dated as of September 30, 1998 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of April 23, 1998 (as amended from time to time, the "Loan Agreement"), by and between MAI SYSTEMS CORPORATION, a Delaware corporation GAMING SYSTEMS INTERNATIONAL, a Nevada corporation, and HOTEL INFORMATION SYSTEMS, INC, a Delaware corporation ( each a "Borrower" and collectively "Borrowers"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                    RECITALS

         WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AMENDMENT

         Section 1. WAIVER OF SECTION 8.1 TO THE SCHEDULE. Section 8.1 of the Schedule to the Loan Agreement, as the same relates to Borrowers Consolidated Tangible Net Worth, is hereby waived until December 31, 1998.

         Section 2. APPLICATION OF SECTION 10.2 OF THE LOAN AGREEMENT. Section
10.2 of the Loan Agreement, is hereby invoked to increase the rate of interest that accrues on the Loans from 2.25% to 5.25%. This rate of interest shall be applied to the Loans until such time as Borrowers are in compliance with the Consolidated Net Worth covenant as detailed in Section 8.1 of the Schedule to the Loan Agreement.

         Section 3. AMENDMENT TO SECTION 8.1 OF THE SCHEDULE TO THE LOAN AGREEMENT. Section 8.1 of the Schedule to the Loan Agreement, is hereby amended by adding the following language after the second paragraph:

         "Beginning September 1, 1998, Borrowers shall show a monthly pre-tax profit of no less than Two Hundred Thousand Dollars ($200,000) (excluding severance payments to discharged employees), and from the period beginning September 1, 1998, and ending December 31, 1998, Borrowers shall show a pre-tax profit of no less than One Million Dollars ($1,000,000) (excluding severance payments to discharged employees)."


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         Section 4. WAIVER FEE. In connection with the waiver detailed above,
Borrowers shall pay Coast a waiver fee (the "Waiver Fee") in the amount of Twenty-Five Thousand Dollars ($25,000) on or before September 30, 1998.

         Section 5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Coast of an executed copy hereof by Borrowers and the Waiver Fee.

         Section 6. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

         Section 7. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the farms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full fore and effect.

         Section 8. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                          BORROWERS:

                                          MAI SYSTEMS CORPORATION,
                                          a Delaware corporation

                                          By /s/ [SIGNATURE ILLEGIBLE]
                                            ------------------------------------

                                          Title EVP & COO/CFO
                                               ---------------------------------


                                          By
                                            ------------------------------------

                                          Title
                                               ---------------------------------


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                                          HOTEL INFORMATION SYSTEMS, INC.,
                                          a Delaware corporation


                                          By /s/ [SIGNATURE ILLEGIBLE]
                                            ------------------------------------

                                          Title EVP & COO/CFO
                                               ---------------------------------


                                          By
                                            ------------------------------------

                                          Title
                                               ---------------------------------


                                          GAMING SYSTEMS INTERNATIONAL,
                                          a Nevada corporation

                                          By /s/ [SIGNATURE ILLEGIBLE]
                                            ------------------------------------

                                          Title SECRETARY
                                               ---------------------------------


                                          By
                                            ------------------------------------

                                          Title
                                               ---------------------------------


                                          COAST:

                                          COAST BUSINESS CREDIT,
                                          a division of Southern Pacific Bank

                                          By  /s/ [SIGNATURE ILLEGIBLE]
                                            ------------------------------------

                                          Title VP
                                               ---------------------------------


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